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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported):  February 8, 2001



                            VIROPHARMA INCORPORATED
                            -----------------------
                (Exact name of issuer as specified in charter)



     DELAWARE                    0-021699            23-2789550
  (State or Other              (Commission         (I.R.S. Employer
   Jurisdiction                    file             Identification
of Incorporation or               number)              Number)
   Organization)



                            405 EAGLEVIEW BOULEVARD
                          EXTON, PENNSYLVANIA  19341
                   (Address of principal executive offices)


                                (610) 458-7300
             (Registrant's telephone number, including area code)
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Item 5 - Other Events.

     As is more fully described in the attached press release that is incorporated herein by reference, on February 12, 2001, ViroPharma Incorporated announced today the election of Paul A. Brooke to the board of directors.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

     Exhibit No.    Description
     -----------    -----------

        99          ViroPharma Incorporated Press Release dated
                    February 12, 2001
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                                  Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               ViroPharma Incorporated


Date: February 13, 2001            By: /s/ Michel de Rosen
                                       -------------------
                                   Michel de Rosen
                                   President and Chief Executive Officer

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                               Index to Exhibits

Exhibit No.    Description
-----------    -----------

   99          ViroPharma Incorporated Press Release dated February 12, 2001